UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2016

CONTENT CHECKED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-190656	99-0371233
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8730 Sunset Blvd., Suite 240

West Hollywood, California 90069

(Address of principal executive offices) (Zip Code)

(424) 205-1777

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 12, 2016, Content Checked Holdings, Inc., a Nevada corporation (the “Company”), entered into an Engagement Agreement (the “Agreement”) with Bonwick Capital Partners LLC (“Bonwick”), which was effective as of April 8, 2016. Pursuant to the Agreement, for a period of 12 months (subject to a mutual extension) Bonwick will serve as the Company’s exclusive financial, corporate and mergers and acquisitions advisor (the “Services”), including assisting with the Company’s planned uplisting to NASDAQ later in the Company’s 2016 fiscal year (the “Uplisting”).

In consideration of the Services, Bonwick shall receive the following success fees (the “Success Fees”): (i) for any debt transaction in which the Company borrows funds, 3.5% cash fee, and 5-year warrants equal to 3.5%, of the gross proceeds received by the Company from such transaction, with the exercise price of the warrants equal to 100% of the fair market value of the Company’s common stock, $0.001 par value per share (the “Common Stock”), as of the date of the closing of such transaction, subject to a reduced 2.5% cash fee and 2.5% warrant fee for certain Company introduced investors; (ii) for any equity investment into the Company, 8% cash fee, and 5-year warrants equal to 8%, of the gross proceeds received by the Company from such transaction, with the exercise price of the warrants being equal 100% of the fair market value of the Common Stock as of the date of the closing of such transaction, subject to a reduced 3% cash fee and 3% warrant fee for certain Company introduced investors and a further reduced 2.5% cash fee and warrant fee for certain investments made by the Company’s past and current affiliates, officers, directors, employees, shareholders, investors and consultants; and (iii) a fee ranging from 1% to 10% for any merger and acquisition transaction and other similar transactions based on a sliding scale of the Aggregate Consideration (as defined in the Agreement) of each transaction, with such fee payable in the same form and proportion as paid in such transaction.

In addition, Bonwick shall receive the following advisory fees (the “Advisory Fees”): (i) 66,667 shares of Common Stock upon the execution of the Agreement; (ii) 66,666 shares of Common Stock upon the commencement by the Company of drafting the Form S-1 for a public equity offering in connection with the Uplisting; (iii) 66,666 shares of Common Stock upon commencement by the Company of the investor road shows related to such public equity offering; (iv) 100,000 shares of Common Stock upon the filing by the Company during the term of the Agreement of a listing application with NASDAQ; and (v) such number of shares of Common Stock equal to $1,000,000, based on the lowest 30-day volume-weighted average price of the Common Stock during the Achievement Period (as defined herein), if during the term of the Agreement a stock price of $5.00 per share or greater or a market capitalization of the Company of at least $100,000,000 is achieved, with either such achievement being recorded for at least 30 consecutive trading days (the “Achievement Period”). The shares to be issued to Bonwick shall reflect the effects of any reverse split undertaken by the Company, if any, at such time. All of the securities to be issued to Bonwick pursuant to the Agreement will be “restricted securities,” and as such are subject to all applicable restrictions on transfer specified by federal and state securities laws.

Bonwick shall also be entitled to the Success Fees if the Company completes, during the 12-month period following the termination of the Agreement, a transaction of the type described above with any party who became known to the Company as a result of direct introductions by Bonwick prior to the termination of the Agreement; provided that the Agreement is not terminated by the Company for Cause (as defined in the Agreement) prior to the date that such Success Fee becomes payable. Furthermore, the Company agreed to (i) reimburse Bonwick for reasonable legal fees and out-of-pocket expenses of Bonwick’s legal counsel in connection with the performance of transactions referred to in the Agreement, provided that the Company shall not be responsible for any legal fees exceeding $75,000, and (ii) indemnify Bonwick for any Damages related to any Actions (each as defined in the Agreement) as more fully discussed in the Agreement. Except for such reimbursement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Agreement and any other documents related to any transaction covered by the Agreement.

All of the foregoing securities shall be issued in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated thereunder and involve transactions by an issuer not involving any public offering. This Current Report on Form 8-K (this “Current Report”) does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

On April 18, 2016, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is attached hereto as Exhibit 99.1, which is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Exhibit 99.1 shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report is hereby incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Engagement Agreement, dated as of April 8, 2016, by and between the Company and Bonwick Capital Partners LLC*
99.1	Press Release, dated as of April 18, 2016**

* Filed herewith

** Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Content Checked Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTENT CHECKED HOLDINGS, INC.

By:	/s/ Kris Finstad
Name:	Kris Finstad
Title:	Chief Executive Officer and President

Dated: April 18, 2016